[Logo] M F S (R)
INVESTMENT MANAGEMENT

                               [Graphic Omitted]

               MFS(R) TOTAL
               RETURN FUND

               SEMIANNUAL REPORT o MARCH 31,2001

        ----------------------------------------------------------------
        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 46 for details.
        ----------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 32
Notes to Financial Statements ............................................. 39
Trustees and Officers ..................................................... 49

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David M. Calabro]
     David M. Calabro

For the six months ended March 31, 2001, Class A shares of the fund provided a total return of 2.96%, Class B shares 2.71%, Class C shares 2.69%, and Class I shares 3.14%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare over the same period to returns of -18.75% and 7.71%, respectively, for the fund's benchmarks, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance, and the Lehman Brothers Government/Credit Index, an unmanaged, market-value-weighted index of U.S. Treasury and government-agency securities that excludes mortgage-backed securities. During the same period, the average balanced fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -7.18%.

Q. THE PAST SIX MONTHS WAS ONE OF THE MOST DIFFICULT PERIODS FOR THE EQUITY MARKET IN RECENT YEARS. HOW DID YOU MANAGE TO OUTPERFORM THE S&P 500 BY SUCH A WIDE MARGIN?

A. The primary contributor was staying true to our investment discipline. Back in 1999 when almost every investor shunned value stocks, senior management at MFS(R) was very supportive of our conservative approach to equity investing. As a result, we were able to remain confidently focused on our disciplined approach to value investing and to methodically sift through the large universe of stocks that we believed were extremely undervalued growth opportunities. The types of stocks we uncovered were commercial property and casualty insurance stocks and electric and gas utilities, as opposed to the telephone utilities, which had done very well in 1999. Due to our consistent focus on value, no matter what the market environment, and our actively managed investment approach based on Original Research (SM), we believe we were well positioned to benefit from a rapidly changing market.

Q. WHAT'S YOUR VIEW OF THE CURRENT MARKET ENVIRONMENT? ARE YOU BRACING FOR MORE ROUGH TIMES?

A. Since March of 2000, we've shifted from a market that seemed to completely ignore valuation to one where investors are much more sensitive to the prices they will pay for stocks. But in our view, the real rotation last year was toward "quality." As evidence mounted that the economy was slowing and that consensus earnings expectations were too optimistic, investors looked for companies that could deliver stable near-term earnings growth, solid cash flows, clean balance sheets, and proven management teams. More importantly, many of these stocks were at or near historically cheap valuation levels a year ago because they were overlooked in the stampede toward technology and telecommunications. Our overweighted positions in energy, food and drug retailers, commercial aerospace, commercial insurance, electric and gas utilities -- all with solid near-term earnings prospects in our opinion -- aided performance in recent months. In our view, it was a great environment for our conservative approach, and we believe that continues to be the case today.

    The environment has changed somewhat in the first quarter of this year. While the economy continued to slow and earnings expectations moderated, the Federal Reserve Board lowered interest rates three times in three months. The market's initial reaction was to anticipate a quick recovery in the economy and earnings. As a result, early cyclical stocks such as autos, housing, and retailers rebounded in January. While we expect lower interest rates to help reinvigorate the economy, we believe that the process will take time. As a result, we'll remain focused on stocks with stable, visible growth expectations.

Q. THE PORTFOLIO'S HOLDINGS IN FINANCIAL SERVICES WERE REDUCED BY APPROXIMATELY 5% DURING THE PERIOD. DON'T THESE STOCKS GENERALLY DO WELL IN A DECLINING INTEREST RATE ENVIRONMENT?

A. Over the long term, lower interest rates typically help financial services companies. In this environment, however, we were more concerned with credit quality and earnings. As a result, we've cut back on life insurance companies and banks with significant annuity and asset management exposure. As assets under management decline due to the market's weakness, these companies could come under additional profit pressures. On the other hand, we've maintained significant exposure to property and casualty insurance companies such as The St. Paul Companies and financial services companies with strong cash flows such as PNC Financial, which has generated a large portion of its revenue from transaction processing fees.

Q. YOU DECREASED THE FUND'S EXPOSURE TO THE UTILITIES AND COMMUNICATIONS SECTOR DURING THE PERIOD. WHAT WAS YOUR RATIONALE FOR THESE CHANGES?

A. Most of the reduction came from persistent weakness in our telephone services holdings, however, we did take profits in some natural gas stocks that produced significant gains during the period. Essentially, we've redeployed this cash into a broad range of industries such as electric power, pharmaceuticals, health maintenance organizations, and a couple of technology names that we felt represented strong growth franchises at compelling valuations.

Q.  DID YOU MAKE ANY OTHER CHANGES?

A. While we've made some changes, the fund's positioning has not changed significantly over the past three months. We remained underweighted in technology, consumer cyclical, and credit-sensitive financial stocks, and overweighted in energy, health care, food and drug retailers, and aerospace stocks. Within energy, we used the recent pullback in oil services and drilling stocks to increase our exposure. The major integrated energy companies have raised capital expenditure budgets in reaction to higher oil and gas prices as well as underinvestment in energy infrastructure over the past several years. As a result, we believe that the earnings outlook for the service and drilling companies will continue to improve.

Q.  WHICH HOLDINGS HURT THE FUND'S RESULTS?

A. Viacom and Schering Plough are two examples of stocks that we continue to like but that detracted from total return. Despite our belief that Viacom is one of the best-positioned media conglomerates in the world, with great growth prospects, it experienced weakness along with the entire media group, given concerns about declining advertising revenues. Schering Plough experienced difficulties due to investor concern about operational problems. We're confident Schering's management can resolve the current issues, and we believe its stock price can resume an upward path given its strong product pipeline and growth outlook.

Q.  WHAT'S YOUR OUTLOOK?

A. We believe it's next to impossible to predict when the economy or stock market can wage a comeback. With so many conflicting variables surrounding the economy and market sentiment, our objective is to remain focused on individual stock selection and industry fundamentals. Stock prices have come down significantly in many sectors, most notably the technology sector, and we've added very selectively across a variety of industries. However, we do not yet believe that valuations for most stocks fully compensate for the near-term earnings uncertainty. Should valuations moderate further or fundamentals stabilize, we may look to increase our equity positions. That said, we'll remain true to our conservative approach to equity investing and asset allocation no matter what the market environment.

/s/ David M. Calabro

    David M. Calabro
    Lead Portfolio Manager
    (On behalf of the MFS Total Return Team)

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

-------------------------------------------------------------------------------
   PORTFOLIO MANAGERS' PROFILES
-------------------------------------------------------------------------------

   DAVID M. CALABRO, SENIOR VICE PRESIDENT; KENNETH J. ENRIGHT, SENIOR VICE PRESIDENT; DAVID S. KENNEDY, SENIOR VICE PRESIDENT; CONSTANTINOS MOKAS, VICE PRESIDENT; AND LISA B. NURME, SENIOR VICE PRESIDENT, ARE THE FUND'S PORTFOLIO MANAGERS. MR. CALABRO IS THE HEAD OF THE PORTFOLIO MANAGEMENT TEAM AND A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO. MR. CALABRO HAS BEEN EMPLOYED BY MFS SINCE 1992. MR. ENRIGHT, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1986. MR. KENNEDY, THE MANAGER OF THE FUND'S FIXED-INCOME SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE JUNE 2000. MR. MOKAS, THE MANAGER OF THE FUND'S CONVERTIBLE SECURITIES, HAS BEEN EMPLOYED BY MFS SINCE 1990. MS. NURME, A MANAGER OF THE COMMON STOCK PORTION OF THE FUND'S PORTFOLIO, HAS BEEN EMPLOYED BY MFS SINCE 1987.

   ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

-------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                 SEEKS ABOVE-AVERAGE INCOME (COMPARED TO A PORTFOLIO
                             ENTIRELY INVESTED IN STOCKS) CONSISTENT WITH THE
                             PRUDENT EMPLOYMENT OF CAPITAL. THE FUND ALSO SEEKS
                             GROWTH OF CAPITAL AND INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:     OCTOBER 6, 1970

  CLASS INCEPTION:           CLASS A  OCTOBER 6, 1970
                             CLASS B  AUGUST 23, 1993
                             CLASS C  AUGUST 1, 1994
                             CLASS I  JANUARY 2, 1997

  SIZE:                      $6.8 BILLION NET ASSETS AS OF MARCH 31, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MARCH 31, 2001

CLASS A
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +2.96%      +13.32%      +23.80%      +77.37%     +218.11%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --        +13.32%      + 7.38%      +12.14%     + 12.27%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                       --        + 7.93%      + 5.65%      +11.06%     + 11.72%
-------------------------------------------------------------------------------------------------------------

CLASS B
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +2.71%      +12.67%      +21.50%      +71.62%     +201.12%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --        +12.67%      + 6.71%      +11.41%     + 11.65%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                       --        + 8.67%      + 5.92%      +11.15%     + 11.65%
-------------------------------------------------------------------------------------------------------------

CLASS C
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +2.69%      +12.62%      +21.42%      +71.76%     +204.65%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --        +12.62%      + 6.68%      +11.43%     + 11.78%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                       --        +11.62%      + 6.68%      +11.43%     + 11.78%
-------------------------------------------------------------------------------------------------------------

CLASS I
                                                 6 Months       1 Year      3 Years      5 Years     10 Years
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                     +3.14%      +13.71%      +25.11%      +80.09%     +222.97%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                       --        +13.71%      + 7.75%      +12.49%     + 12.44%
-------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS ON THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 2001

FIVE LARGEST STOCK SECTORS

                FINANCIAL SERVICES                      20.2%
                UTILITIES & COMMUNICATIONS              17.9%
                ENERGY                                  13.7%
                HEALTH CARE                              9.3%
                BASIC MATERIALS                          7.7%

TOP 10 STOCK HOLDINGS

VERIZON COMMUNICATIONS, INC.  2.2%       VIACOM, INC.  1.8%
Integrated telecommunications company    Diversified entertainment company

FEDERAL HOME LOAN MORTGAGE CORP.  2.1%   AKZO NOBEL N.V.  1.8%
U.S. mortgage banker and underwriter     Diversified Dutch chemical company

EXXON MOBIL CORP.  2.0%                  ROYAL DUTCH PETROLEUM CO.  1.7%
International oil and gas company        Oil exploration and production company

THE ST. PAUL COS., INC.  1.9%            PNC FINANCIAL SERVICES GROUP  1.7%
Commercial property and casualty life    Diversified financial services company
insurance company
                                         THE KROGER CO.  1.6%
NISOURCE, INC.  1.9%                     Supermarket operator
Energy and utility-based holding
  company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- March 31, 2001

Stocks - 54.0%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 48.0%
  Advertising - 0.1%
    Omnicom Group, Inc.                                                 110,500           $    9,158,240
--------------------------------------------------------------------------------------------------------
  Aerospace - 1.1%
    Boeing Co.                                                          477,400           $   26,595,954
    General Dynamics Corp.                                               25,000                1,568,500
    United Technologies Corp.                                           598,096               43,840,437
                                                                                          --------------
                                                                                          $   72,004,891
--------------------------------------------------------------------------------------------------------
  Agricultural Products
    AGCO Corp.                                                           99,000           $      950,400
--------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Nike, Inc., "B"                                                     158,300           $    6,419,065
--------------------------------------------------------------------------------------------------------
  Automotive - 0.6%
    Delphi Automotive Systems Corp.                                   1,086,285           $   15,392,659
    Ford Motor Co.                                                      508,469               14,298,148
    Visteon Corp.                                                       785,800               11,818,432
                                                                                          --------------
                                                                                          $   41,509,239
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.2%
    Bank America Corp.                                                  972,100           $   53,222,475
    Comerica, Inc.                                                       25,000                1,537,500
    Northern Trust Corp.                                                 22,900                1,431,250
    SouthTrust Corp.                                                    222,200               10,165,650
    U.S. Bancorp                                                        687,827               15,957,586
                                                                                          --------------
                                                                                          $   82,314,461
--------------------------------------------------------------------------------------------------------
  Biotechnology - 0.8%
    Abbott Laboratories, Inc.                                           457,200           $   21,575,268
    Guidant Corp.*                                                      173,600                7,810,264
    Pharmacia Corp.                                                     486,345               24,497,198
                                                                                          --------------
                                                                                          $   53,882,730
--------------------------------------------------------------------------------------------------------
  Business Machines - 0.5%
    International Business Machines Corp.                               280,300           $   26,959,254
    Texas Instruments, Inc.                                             154,000                4,770,920
                                                                                          --------------
                                                                                          $   31,730,174
--------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Computer Sciences Corp.*                                             19,700           $      637,295
    VeriSign, Inc.*                                                     168,800                5,981,850
                                                                                          --------------
                                                                                          $    6,619,145
--------------------------------------------------------------------------------------------------------
  Cellular Telephones - 1.0%
    Motorola, Inc.                                                    2,379,200           $   33,927,392
    Powertel, Inc.                                                       15,817                  869,935
    Telephone & Data Systems, Inc.                                      320,160               29,934,960
    Voicestream Wireless Corp.                                           12,593                1,163,278
                                                                                          --------------
                                                                                          $   65,895,565
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.7%
    Air Products & Chemicals, Inc.                                    1,270,000           $   48,768,000
--------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.7%
    Compaq Computer Corp.                                             2,060,400           $   37,499,280
    Georgia Gulf Corp.                                                  575,100               10,012,491
                                                                                          --------------
                                                                                          $   47,511,771
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.8%
    Microsoft Corp.*                                                  1,045,400           $   57,170,313
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 1.3%
    Fortune Brands, Inc.                                                635,600           $   21,864,640
    Gillette Co.                                                        153,600                4,787,712
    Kimberly-Clark Corp.                                                 31,500                2,136,645
    Philip Morris Cos., Inc.                                            366,700               17,399,915
    Procter & Gamble Co.                                                621,700               38,918,420
                                                                                          --------------
                                                                                          $   85,107,332
--------------------------------------------------------------------------------------------------------
  Containers - 0.3%
    Owens Illinois, Inc.*                                             2,485,000           $   21,122,500
--------------------------------------------------------------------------------------------------------
  Electronics - 0.4%
    Analog Devices, Inc.*                                               241,900           $    8,766,456
    Intel Corp.                                                         831,100               21,868,319
                                                                                          --------------
                                                                                          $   30,634,775
--------------------------------------------------------------------------------------------------------
  Energy - 1.0%
    Devon Energy Corp.                                                1,053,000           $   61,284,600
    Dynegy, Inc.                                                         35,800                1,826,158
    NRG Energy, Inc.*                                                    50,000                1,820,000
    TXU Corp.                                                            30,000                1,239,600
                                                                                          --------------
                                                                                          $   66,170,358
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.0%
    Harrah's Entertainment, Inc.*                                     1,388,400           $   40,860,612
    Metro Goldwyn Mayer, Inc.*                                          476,600                8,168,924
    Viacom, Inc., "B"*                                                1,622,535               71,342,864
    Walt Disney Co.                                                     621,600               17,777,760
                                                                                          --------------
                                                                                          $  138,150,160
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.6%
    CIT Group, Inc., "A"                                                 75,000           $    2,166,000
    Citigroup, Inc.                                                     118,033                5,309,124
    Federal National Mortgage Assn                                      250,000               19,900,000
    FleetBoston Financial Corp.                                         887,400               33,499,350
    Federal Home Loan Mortgage Corp.                                  1,276,500               82,755,495
    Lehman Brothers Holdings, Inc.                                       20,000                1,254,000
    Merrill Lynch & Co., Inc.                                           115,002                6,371,111
    Morgan Stanley Dean Witter & Co.                                    388,735               20,797,323
    State Street Corp.                                                   12,300                1,148,820
                                                                                          --------------
                                                                                          $  173,201,223
--------------------------------------------------------------------------------------------------------
  Financial Services - 1.9%
    J. P. Morgan Chase & Co.                                            876,900           $   39,372,810
    John Hancock Financial Services, Inc.                               396,100               15,230,045
    Mellon Financial Corp.                                              181,400                7,350,328
    PNC Financial Services Group                                        954,800               64,687,700
                                                                                          --------------
                                                                                          $  126,640,883
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.8%
    Archer-Daniels-Midland Co.                                          280,895           $    3,693,769
    General Mills, Inc.                                                 303,000               13,032,030
    McCormick & Co., Inc.                                                41,100                1,725,789
    PepsiCo., Inc.                                                      288,200               12,666,390
    Quaker Oats Co.                                                     274,000               26,852,000
                                                                                          --------------
                                                                                          $   57,969,978
--------------------------------------------------------------------------------------------------------
  Healthcare - 0.8%
    HCA-The Healthcare Co.                                            1,245,900           $   50,172,393
    Community Health Care*                                               47,400                1,350,900
                                                                                          --------------
                                                                                          $   51,523,293
--------------------------------------------------------------------------------------------------------
  Insurance - 5.3%
    Allstate Corp.                                                    1,440,400           $   60,410,376
    American General Corp.                                              578,400               22,123,800
    American International Group, Inc.                                  150,975               12,153,487
    CIGNA Corp.                                                         487,100               52,295,056
    Gallagher (Arthur J.) & Co.                                          90,000                2,493,000
    Hartford Financial Services Group, Inc.                             991,685               58,509,415
    Jefferson Pilot Corp.                                               498,600               33,849,954
    Lincoln National Corp.                                              156,600                6,650,802
    MetLife, Inc.                                                        75,650                2,273,283
    Nationwide Financial Services, Inc., "A"                            575,900               21,872,682
    Safeco Corp.                                                        399,800               11,269,362
    The St. Paul Cos., Inc.                                           1,698,300               74,810,115
                                                                                          --------------
                                                                                          $  358,711,332
--------------------------------------------------------------------------------------------------------
  Machinery - 2.0%
    Caterpillar, Inc.                                                   196,900           $    8,738,422
    Deere & Co., Inc.                                                 1,622,500               58,961,650
    Grainger (W.W.), Inc.                                             1,323,200               44,790,320
    Ingersoll Rand Co.                                                  513,600               20,395,056
                                                                                          --------------
                                                                                          $  132,885,448
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.6%
    Rohm & Haas Co.                                                   1,239,600           $   38,192,076
--------------------------------------------------------------------------------------------------------
  Medical & Health Products - 1.8%
    Alza Corp.*                                                          33,000           $    1,336,500
    American Home Products Corp.                                        647,800               38,058,250
    Baxter International, Inc.                                           30,000                2,824,200
    Bristol-Myers Squibb Co.                                            274,500               16,305,300
    Eli Lilly & Co.                                                     143,000               10,962,380
    Johnson & Johnson Co.                                               147,400               12,893,078
    Schering Plough Corp.                                             1,180,900               43,138,277
                                                                                          --------------
                                                                                          $  125,517,985
--------------------------------------------------------------------------------------------------------
  Metals & Minerals - 1.1%
    Alcoa, Inc.                                                       1,609,550           $   57,863,323
    Phelps Dodge Corp.                                                  407,100               16,357,278
                                                                                          --------------
                                                                                          $   74,220,601
--------------------------------------------------------------------------------------------------------
  Oil Services - 2.8%
    Cooper Cameron Corp.*                                               531,350           $   28,692,900
    El Paso Corp.                                                       389,599               25,440,814
    Global Marine, Inc.*                                                225,900                5,783,040
    Halliburton Co.                                                     790,400               29,047,200
    Kerr McGee Corp.                                                    296,100               19,216,890
    Kerr McGee Corp. Exchangeable                                        59,800                3,205,280
    Noble Drilling Corp.*                                             1,016,180               46,906,869
    Schlumberger Ltd.                                                   541,000               31,167,010
    Weatherford International, Inc.*                                     20,000                  987,000
                                                                                          --------------
                                                                                          $  190,447,003
--------------------------------------------------------------------------------------------------------
  Oils - 2.9%
    Anadarko Petroleum Corp.                                             22,900           $    1,437,662
    Apache Corp.                                                        564,900               32,543,889
    Exxon Mobil Corp.                                                   959,980               77,758,380
    Occidental Petroleum Corp.                                        2,200,200               54,454,950
    Santa Fe International Corp.                                         75,200                2,444,000
    Transocean Sedco Forex, Inc.                                        215,400                9,337,590
    Unocal Corp.                                                        576,500               19,929,605
                                                                                          --------------
                                                                                          $  197,906,076
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals
    Express Scripts Automatic Exchange Securities Trust                  12,500           $      925,000
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.6%
    Gannett Co., Inc.                                                   464,100           $   27,716,052
    New York Times Co.                                                  125,000                5,121,250
    Tribune Co.                                                         175,000                7,129,500
                                                                                          --------------
                                                                                          $   39,966,802
--------------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Burlington Northern Santa Fe Railway Co.                            351,300           $   10,672,494
--------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.7%
    CarrAmerica Realty Corp.                                            309,900           $    8,841,447
    Equity Office Properties Trust                                      279,000                7,812,000
    Equity Residential Properties Trust                                 430,200               22,383,306
    Kilroy Realty Corp.                                                 225,700                6,051,017
                                                                                          --------------
                                                                                          $   45,087,770
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    MGM Mirage, Inc.*                                                   251,400           $    6,310,140
--------------------------------------------------------------------------------------------------------
  Retail - 0.4%
    Gap, Inc.                                                           630,100           $   14,945,972
    Home Depot, Inc.                                                     25,000                1,077,500
    Lowe's Cos., Inc.                                                    18,000                1,052,100
    TJX Cos., Inc.                                                       39,100                1,251,200
    Wal-Mart Stores, Inc.                                               198,400               10,019,200
                                                                                          --------------
                                                                                          $   28,345,972
--------------------------------------------------------------------------------------------------------
  Supermarkets - 1.6%
    The Kroger Co.*                                                   2,433,438           $   62,758,366
    Safeway, Inc.*                                                      834,700               46,033,705
                                                                                          --------------
                                                                                          $  108,792,071
--------------------------------------------------------------------------------------------------------
  Telecommunications - 3.6%
    Adelphia Communications Corp., "A"*                                  26,330           $    1,066,365
    Advanced Fibre Communications, Inc.*                                647,800                9,271,637
    Alltel Corp.                                                        733,800               38,495,148
    AT&T Corp.                                                          169,100                3,601,830
    Cabletron Systems, Inc.*                                             90,000                1,161,000
    CenturyTel, Inc.                                                    373,000               10,723,750
    Charter Communications, Inc.*                                        52,300                1,183,287
    Cox Communications, Inc.*                                           150,900                6,713,541
    Crown Castle International Corp.*                                       878                   13,005
    Intermedia Communications, Inc.                                       3,212                   55,809
    Qwest Communications International, Inc.*                           414,300               14,521,215
    SBC Communications, Inc.                                            609,148               27,186,275
    Sprint Corp.                                                      2,089,599               45,950,282
    UnitedGlobalCom, Inc.*                                                3,221                   42,276
    Verizon Communications, Inc                                       1,742,736               85,916,885
    Winstar Communications, Inc.*                                         2,726                    5,878
                                                                                          --------------
                                                                                          $  245,908,183
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.7%
    Comcast Corp., "A"*                                               1,086,900           $   45,581,869
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.7%
    AES Corp.*                                                           10,000           $      499,600
    Calpine Corp.*                                                       35,000                1,927,450
    Constellation Energy Group, Inc.                                     31,200                1,375,920
    Dominion Resources, Inc.                                            740,600               47,746,482
    Duke Energy Corp.                                                   506,100               21,630,714
    Exelon Corp.                                                        442,700               29,041,120
    FPL Group, Inc.                                                     218,800               13,412,440
    NiSource, Inc.                                                    2,377,553               73,989,449
    Northeast Utilities                                                  56,400                  980,232
    NRG Energy Inc.*                                                     92,100                3,039,300
    NSTAR Co.                                                           351,800               13,473,940
    Orion Power Holdings, Inc.*                                          60,000                1,842,000
    Pinnacle West Capital Corp.                                         531,100               24,361,557
    Progress Energy, Inc.                                               183,200                7,890,424
    Public Service Enterprise Group, Inc.                               181,800                7,846,488
                                                                                          --------------
                                                                                          $  249,057,116
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.1%
    National Fuel Gas Co.                                               880,900           $   47,198,622
    NICOR, Inc.                                                         219,100                8,165,857
    WGL Holdings, Inc.                                                  370,500               10,244,325
    Williams Cos., Inc.                                                 155,300                6,654,605
                                                                                          --------------
                                                                                          $   72,263,409
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $3,245,245,843
--------------------------------------------------------------------------------------------------------

Foreign Stocks - 6.0%
  Bermuda
    Ace Ltd. (Insurance)                                                 13,000           $      477,880
--------------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Alcan, Inc. (Metals)                                                442,000           $   15,912,000
    Canadian National Railway Co. (Railroads)                           370,500               13,956,735
    Talisman Energy, Inc. (Oils)*                                        36,000                1,307,520
                                                                                          --------------
                                                                                          $   31,176,255
--------------------------------------------------------------------------------------------------------
  China
    China Mobile (Hong Kong) Ltd. (Telecommunications)                   92,000           $      406,933
    China Mobile (Hong Kong) Ltd., ADR
      (Telecommunications)*                                              22,500                  495,225
                                                                                          --------------
                                                                                          $      902,158
--------------------------------------------------------------------------------------------------------
  Finland - 0.2%
    Nokia Corp., ADR (Telecommunications)                               427,000           $   10,248,000
--------------------------------------------------------------------------------------------------------
  France - 0.6%
    ALSTOM (Transportation)                                             945,505           $   25,906,411
    Sanofi-Synthelabo S.A. (Medical and Health Products)                128,200                7,126,733
    Total Fina S.A., ADR (Oils)                                         158,400               10,763,280
                                                                                          --------------
                                                                                          $   43,796,424
--------------------------------------------------------------------------------------------------------
  Netherlands - 2.2%
    Akzo Nobel N.V. (Chemicals)                                       1,696,670           $   70,082,703
    ING Groep N.V. (Financial Services)*                                224,963               14,642,937
    Royal Dutch Petroleum Co., ADR (Oils)                             1,193,500               66,167,640
                                                                                          --------------
                                                                                          $  150,893,280
--------------------------------------------------------------------------------------------------------
  Switzerland - 1.5%
    Nestle S.A. (Food and Beverage Products)                             16,223           $   33,820,514
    Novartis AG (Medical and Health Products)                            35,500               55,429,107
    Syngenta AG (Chemicals)*                                            296,100               15,188,991
                                                                                          --------------
                                                                                          $  104,438,612
--------------------------------------------------------------------------------------------------------
  United Kingdom - 1.0%
    Bank of Scotland (Banks and Credit Cos.)*                           125,800           $    1,249,484
    BP Amoco PLC, ADR (Oils)                                            271,971               13,495,201
    CGNU PLC (Insurance)*                                               757,200               10,416,226
    Diageo PLC (Food and Beverage Products)*                          3,647,991               36,595,286
    Diageo PLC, ADR (Food & Beverage Products)*                          30,600                1,237,770
    Standard Chartered PLC (Banks)*                                      94,240                1,139,270
                                                                                          --------------
                                                                                          $   64,133,237
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $  406,065,846
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,284,524,699)                                            $3,651,311,689
--------------------------------------------------------------------------------------------------------

Bonds - 37.3%
--------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)                VALUE
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 36.5%
  Advertising
    Lamar Advertising Co., 5.25s, 2006                               $      996           $    1,020,900
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.6%
    Boeing Capital Corp., 7.375s, 2010                               $    7,764           $    8,507,869
    Northrop Grumman Corp., 7.125s, 2011##                                7,087                7,208,663
    Northrop Grumman Corp., 7.75s, 2031                                   9,644                9,685,951
    Raytheon Co., 6.45s, 2002                                            12,346               12,448,965
                                                                                          --------------
                                                                                          $   37,851,448
--------------------------------------------------------------------------------------------------------
  Airlines - 0.2%
    Jet Equipment Trust, 9.41s, 2010##                               $    3,271           $    3,645,788
    Jet Equipment Trust, 11.44s, 2014##                                   4,700                5,043,100
    Jet Equipment Trust, 10.69s, 2015##                                   1,250                1,365,313
                                                                                          --------------
                                                                                          $   10,054,201
--------------------------------------------------------------------------------------------------------
  Automotive - 0.8%
    Ford Motor Co., 7.45s, 2031                                      $   12,250           $   11,986,012
    Ford Motor Credit Co., 6.875s, 2006                                  30,094               30,913,761
    Ford Motor Credit Co., 5.8s, 2009                                     6,056                5,682,829
    General Motors Corp., 9.4s, 2021                                      5,049                6,030,930
                                                                                          --------------
                                                                                          $   54,613,532
--------------------------------------------------------------------------------------------------------
  Banks - 0.2%
    Unicredito Italiano Capital Trust II, 9.2s, 2049##               $   10,753           $   11,622,380
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 1.0%
    Beaver Valley Funding Corp. II, 9s, 2017                         $      560           $      606,861
    Capital One Financial Corp., 7.25s, 2003                              4,845                4,887,253
    Chase Manhattan Corp., 6.75s, 2004                                    2,466                2,564,985
    Colonial Capital II, 8.92s, 2027                                      5,010                4,402,282
    Fleet Boston Corp., 9.9s, 2001                                        8,700                8,776,647
    Midamerican Funding LLC, 6.927s, 2029                                12,485               11,262,419
    Midland Cogeneration Venture Corp., 10.33s, 2002                          5                    4,834
    Midland Funding Corp., 10.33s, 2002                                   7,177                7,360,826
    Socgen Real Estate Co., 7.64s, 2049##                                15,755               15,535,375
    State Street Corp., 7.65s, 2010                                       3,042                3,328,739
    Wells Fargo Bank NA, 6.45s, 2011                                      6,883                6,955,616
                                                                                          --------------
                                                                                          $   65,685,837
--------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    Unisys Corp., 11.75s, 2004                                       $    7,000           $    7,367,500
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.2%
    News America Holdings, Inc., 10.125s, 2012                       $    1,085           $    1,177,204
    News America Holdings, Inc., 6.703s, 2034                            12,847               13,004,504
                                                                                          --------------
                                                                                          $   14,181,708
--------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 2.7%
    American Airlines Pass-Through Trust, 6.855s, 2010               $    4,898           $    5,060,193
    Banamex Credit Card Merchant Voucher, 6.25s, 2003##                   3,324                3,364,894
    BCF LLC, 7.75s, 2026##                                                3,127                2,429,278
    Bear Stearns Commercial Mortgage Securities, Inc.,
      6.8s, 2008                                                         11,103               11,517,203
    Chase Commercial Mortgage Securities Corp., 6.39s, 2008               8,417                8,544,708
    Chase Commercial Mortgage Securities Corp., 7.543s, 2009              3,304                3,534,750
    Commerce 2000, 5.45s, 2002##                                          6,105                6,108,004
    Commerce 2000, 5.384s, 2011                                          10,730               10,724,743
    Commercial Mortgage Acceptance Corp., 5.44s, 2013                     8,750                6,045,329
    Continental Airlines Pass-Through Trust, Inc., 6.648s, 2017          11,151               11,098,297
    Continental Airlines Pass-Through Trust, Inc., 7.256s, 2020           6,149                6,454,579
    Criimi Mae Commercial Mortgage Trust, 7s, 2011                        5,500                5,358,712
    Criimi Mae Corp., 6.701s, 2008##                                      4,350                4,493,076
    CWMBS, Inc. Pass-Through Trust, 8s, 2030                             17,960               18,882,587
    GS Mortgage Securities Corp. II, 6.06s, 2030                         16,792               17,009,172
    Istar Receivables Trust, 5.35s, 2022                                  2,447                2,445,839
    Merrill Lynch Mortgage Investors, Inc., 8.456s, 2022+                 4,000                4,080,000
    Northwest Airlines, Inc., 6.81s, 2020                                 1,463                1,418,955
    Residential Accredit Loans, Inc., 6.75s, 2028                        21,246               21,259,173
    Residential Accredit Loans, Inc., 7s, 2028                            9,068                9,202,176
    Summit Acceptance Auto Investment LLC, 7.51s, 2007                    5,940                6,223,078
    Time Warner Pass-Through Asset Trust, 6.1s, 2001##                   17,578               17,709,308
                                                                                          --------------
                                                                                          $  182,964,054
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 5s, 2010##                                 $    7,406           $    5,832,155
--------------------------------------------------------------------------------------------------------
  Electronics
    Arrow Electronics, Inc., 0s, 2021                                $    1,190           $      484,925
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    Time Warner, Inc., 10.15s, 2012                                  $   17,570           $   22,123,265
    Time Warner, Inc., 6.875s, 2018                                       4,532                4,402,521
                                                                                          --------------
                                                                                          $   26,525,786
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.9%
    AT&T Capital Corp., 6.25s, 2001                                  $    5,379           $    5,381,743
    Citigroup Inc., 6.75s, 2005                                          12,996               13,539,480
    Citigroup, Inc., 7.25s, 2010                                         22,397               23,600,391
    Countrywide Home Loan, Inc., 6.85s, 2004                             16,233               16,707,815
    Ford Credit Auto Owner Trust, 6.42s, 2003                             6,447                6,557,760
    Freddie Mac, 5.25s, 2006                                             19,725               19,746,500
    General Motors Acceptance Corp., 5.8s, 2003                          21,906               22,033,931
    General Motors Acceptance Corp., 7.25s, 2011                         12,900               13,198,635
    GS Escrow Corp., 6.75s, 2001                                         18,807               18,763,217
    Household Finance Corp., 7.875s, 2007                                14,265               15,413,047
    Lehman Brothers Holdings, Inc., 8.25s, 2007                          19,418               21,057,073
    Lehman Brothers, Inc., 7.125s, 2003                                   5,964                6,145,425
    Salton Sea Funding Corp., 7.84s, 2010                                 7,270                6,274,010
    Salton Sea Funding Corp., 8.3s, 2011                                  1,253                1,078,115
    Sunamerica Institutional, 5.75s, 2009                                 9,589                9,352,248
                                                                                          --------------
                                                                                          $  198,849,390
--------------------------------------------------------------------------------------------------------
  Financial Services - 2.3%
    AIG Sunamerica Global Financing II, 7.6s, 2005##                 $   10,863           $   11,702,819
    AIG Sunamerica Global Financing IV, 5.85s, 2006##                    15,839               16,068,665
    Deere (John) Capital Corp., 7s, 2002                                  6,261                6,437,936
    General Electric Capital Corp., 7.5s, 2005                           12,300               13,278,096
    General Electric Capital Corp., 8.7s, 2007                            9,646               11,182,135
    General Electric Capital Corp., 8.75s, 2007                           3,073                3,561,669
    General Electric Capital Corp., 8.85s, 2007                           4,572                5,310,058
    General Electric Capital Corp., 8.5s, 2008                            2,419                2,799,920
    General Electric Capital Corp., 7.375s, 2010                         11,464               12,598,477
    Morgan (JP) Commercial Mortgage Finance Corp., 6.613s, 2030           4,018                4,115,202
    Morgan Stanley Dean Witter, 7.75s, 2005                               7,036                7,558,071
    Morgan Stanley Group, Inc., 7.125s, 2003                              9,600                9,935,232
    Nisource Finance Corp., 7.875s, 2010##                               25,372               27,471,026
    Sprint Capital Corp., 6.5s, 2001                                     17,261               17,298,801
    Sprint Capital Corp., 7.125s, 2006                                    2,999                3,023,382
                                                                                          --------------
                                                                                          $  152,341,489
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 0.2%
    Archer Daniels Midland Co., 7s, 2031                             $    3,791           $    3,759,914
    Kellogg Co., 6s, 2006##                                               7,855                7,857,435
    Nabisco, Inc., 6.375s, 2005                                           2,426                2,430,828
                                                                                          --------------
                                                                                          $   14,048,177
--------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 0.1%
    Georgia-Pacific Corp., 7.7s, 2015                                $    3,100           $    2,844,591
    Georgia-Pacific Corp., 9.875s, 2021                                   5,694                5,601,359
                                                                                          --------------
                                                                                          $    8,445,950
--------------------------------------------------------------------------------------------------------
  Housing - 0.1%
    Residential Funding Mortgage Securities, Inc., 7.66s, 2012       $    3,901           $    4,041,365
--------------------------------------------------------------------------------------------------------
  Insurance - 0.3%
    Ace Ltd., 8.25s, 2003                                            $       38           $    2,888,000
    Aflac, Inc., 6.5s, 2009                                              12,526               12,563,954
    Atlantic Mutual Insurance Co., 8.15s, 2028##                         10,964                7,257,181
                                                                                          --------------
                                                                                          $   22,709,135
--------------------------------------------------------------------------------------------------------
  Media - 0.3%
    Chancellor Media Corp., 8.125s, 2007                             $    9,745           $   10,037,350
    CSC Holdings, Inc., 8.125s, 2009                                      8,366                8,491,180
                                                                                          --------------
                                                                                          $   18,528,530
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services - 0.1%
    Health Management Associates, Inc., 0s, 2020##                   $    3,500           $    2,345,000
    Tenet Healthcare Corp., 8s, 2005                                      3,235                3,315,875
                                                                                          --------------
                                                                                          $    5,660,875
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Kerr McGee Corp., 5.25s, 2010                                    $    1,280           $    1,574,400
    Phillips Petroleum Co., 8.5s, 2005                                    6,703                7,367,871
                                                                                          --------------
                                                                                          $    8,942,271
--------------------------------------------------------------------------------------------------------
  Oils - 0.4%
    Alberta Energy Ltd., 7.65s, 2010                                 $    6,407           $    6,895,918
    Alberta Energy Ltd., 8.125s, 2030                                     4,732                5,194,317
    Chevron Phillips Chemical Co., 7s, 2011##                             5,538                5,523,435
    Occidental Petroleum Corp., 6.75s, 2002                               1,712                1,749,493
    Occidental Petroleum Corp., 6.4s, 2003                                1,245                1,267,123
    Oryx Energy Co., 8s, 2003                                             2,000                2,111,920
    Transocean Sedco Forex, Inc., 6.625s, 2011                            5,030                5,003,693
                                                                                          --------------
                                                                                          $   27,745,899
--------------------------------------------------------------------------------------------------------
  Pharmaceuticals
    Millennium Pharmaceuticals, 5.5s, 2007                           $    1,500           $    1,505,625
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.3%
    Waste Management, Inc., 6.625s, 2002                             $    5,455           $    5,477,583
    Waste Management, Inc., 7.375s, 2010                                 13,178               13,266,820
                                                                                          --------------
                                                                                          $   18,744,403
--------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.1%
    News America Holdings, Inc., 7.3s, 2028                          $    5,447           $    4,883,127
--------------------------------------------------------------------------------------------------------
  Railroads - 0.4%
    CSX Corp., 6.75s, 2011                                           $    3,358           $    3,337,751
    Union Pacific Corp., 5.78s, 2001                                      7,488                7,506,346
    Union Pacific Corp., 6.34s, 2003                                      7,211                7,360,700
    Union Pacific Corp., 6.65s, 2011                                      7,609                7,648,034
                                                                                          --------------
                                                                                          $   25,852,831
--------------------------------------------------------------------------------------------------------
  Real Estate - 0.3%
    EOP Operating Ltd., 7.75s, 2007                                  $   11,629           $   12,193,937
    EOP Operating Ltd., 8.1s, 2010                                       10,081               10,850,281
                                                                                          --------------
                                                                                          $   23,044,218
--------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.3%
    MGM Mirage, Inc., 8.5s, 2010                                     $   20,147           $   21,195,450
--------------------------------------------------------------------------------------------------------
  Retail - 0.3%
    Federated Department Stores, Inc., 8.5s, 2003                    $    9,959           $   10,529,850
    Sears Roebuck Acceptance Corp., 7s, 2011                              8,878                8,926,296
                                                                                          --------------
                                                                                          $   19,456,146
--------------------------------------------------------------------------------------------------------
  Supermarkets - 0.3%
    Safeway, Inc., 5.875s, 2001                                      $   10,400           $   10,457,200
    Safeway, Inc., 7.25s, 2031                                           13,259               13,072,578
                                                                                          --------------
                                                                                          $   23,529,778
--------------------------------------------------------------------------------------------------------
  Telecommunications - 2.0%
    Adelphia Communications Corp., 6s, 2006                          $    1,500           $    1,468,125
    AT & T Wireless Services Inc., 7.35s, 2006##                          7,866                7,926,647
    Cox Communications, Inc., 7.75s, 2010                                 1,679                1,788,790
    Cox Communications, Inc., 6.75s, 2011                                16,468               16,357,829
    Cox Communications, Inc., 0s, 2021##                                  5,750                4,089,055
    Liberty Media Corp., 8.25s, 2030                                      9,912                8,910,739
    Lucent Technologies Inc., 6.45s, 2029                                12,400                7,918,888
    Qwest Capital Funding Inc., 7.25s, 2011##                            12,892               13,096,467
    Qwest Capital Funding, Inc., 7.75s, 2006##                           19,146               20,294,186
    Qwest Corp., 7.625s, 2003                                            10,355               10,734,883
    Sprint Spectrum LP, 11s, 2006                                         3,750                4,023,862
    TCI Communications Financing III, 9.65s, 2027                        19,347               21,651,228
    Telecomunicaciones de Puerto Rico, Inc., 6.65s, 2006                  5,862                5,669,984
    United Telecommunications Co., 9.5s, 2003                             6,806                7,187,749
    WorldCom, Inc., 8.875s, 2006                                          5,000                5,110,500
                                                                                          --------------
                                                                                          $  136,228,932
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.2%
    Belo Ah Corp., 7.75s, 2027                                       $    6,863           $    6,250,546
    Comcast Corp., 10.25s, 2001                                           6,818                6,990,836
                                                                                          --------------
                                                                                          $   13,241,382
--------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 9.3%
    Federal National Mortgage Assn., 5.625s, 2004                    $   31,248           $   31,892,334
    Federal National Mortgage Assn., 5.722s, 2009                        16,001               15,844,768
    Federal National Mortgage Assn., 6s, 2005                            12,965               13,382,343
    Federal National Mortgage Assn., 6.5s, 2014 - 2031                   79,032               79,783,117
    Federal National Mortgage Assn., 6.625s, 2010                        25,950               27,612,357
    Federal National Mortgage Assn., 7s, 2015 - 2031                    114,069              115,630,443
    Federal National Mortgage Assn., 7.5s, 2030                          42,685               43,632,736
    Government National Mortgage Assn., 7s, 2027 - 2028                  36,649               37,248,061
    Government National Mortgage Assn., 7.5s, 2023 - 2028                79,647               81,704,073
    Government National Mortgage Assn., 8s, 2022 - 2030                 177,568              183,595,789
    Small Business Administration, 8.8s, 2011                               219                  232,571
                                                                                          --------------
                                                                                          $  630,558,592
--------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 5.9%
    U.S. Treasury Bonds, 6.25s, 2030                                 $   15,549           $   17,081,976
    U.S. Treasury Bonds, 5.375s, 2031                                   103,609              102,281,769
    U.S. Treasury Notes, 6.375s, 2001                                    20,000               20,190,600
    U.S. Treasury Notes, 4.75s, 2003                                     49,033               49,454,193
    U.S. Treasury Notes, 5.75s, 2005                                     63,739               66,875,596
    U.S. Treasury Notes, 6.75s, 2005                                     21,015               22,712,592
    U.S. Treasury Notes, 4.25s, 2010                                     33,401               35,780,834
    U.S. Treasury Notes, 5.75s, 2010                                     60,319               63,617,243
    U.S. Treasury Notes, 6.5s, 2010                                      20,264               22,385,438
    U.S. Treasury Notes, 5s, 2011                                         1,903                1,912,820
                                                                                          --------------
                                                                                          $  402,293,061
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.3%
    Allegheny Energy Supply Company LLC, 7.8s, 2011##                $    4,234           $    4,241,621
    Cleveland Electric Illuminating Co., 7.88s, 2017                      7,403                7,448,010
    Cleveland Electric Illuminating Co., 9s, 2023                         8,396                8,713,537
    CMS Energy Corp., 8s, 2011                                            5,859                5,871,046
    Commonwealth Edison Co., 8.5s, 2022                                   7,370                7,505,682
    Connecticut Light & Power Co., 7.875s, 2001                           9,365                9,391,035
    Connecticut Light & Power Co., 7.75s, 2002                            3,900                3,989,115
    Connecticut Light & Power Co., 8.59s, 2003                            7,800                8,120,190
    Connecticut Light & Power Co., 7.875s, 2024                           6,000                6,048,060
    Dominion Resources, Inc., 8.125s, 2010                                6,873                7,589,510
    Entergy Mississippi, Inc., 6.2s, 2004                                 5,533                5,516,124
    GGIB Funding Corp., 7.43s, 2011                                       4,049                4,142,309
    Gulf States Utilities Co., 8.21s, 2002                                4,445                4,489,361
    Gulf States Utilities Co., 8.25s, 2004                                2,781                2,951,197
    Illinois Power Special Purpose Trust, 5.26s, 2003                       734                  734,123
    Kinder Morgan Energy Partners, 6.75s, 2011                           12,647               12,688,735
    Kinder Morgan Energy Partners, 7.4s, 2031                             6,690                6,608,516
    Niagara Mohawk Power Corp., 7.25s, 2002                              11,797               12,043,834
    Niagara Mohawk Power Corp., 7.75s, 2006                              18,456               19,517,220
    North Atlantic Energy, 9.05s, 2002                                    2,290                2,323,709
    Northeast Utilities, 8.58s, 2006                                      6,904                7,158,455
    NRG Energy, Inc., 8.7s, 2005##                                        4,525                4,759,069
    NRG South Central LLC, 8.962s, 2016                                   6,245                6,868,799
    NSTAR Co., 8s, 2010                                                   6,108                6,471,243
    PNPP II Funding Corp., 9.12s, 2016                                    2,228                2,422,638
    PP&L, Inc., 6.125s, 2001                                              7,790                7,793,973
    Progress Energy, Inc., 7.1s, 2011                                     4,254                4,380,471
    Texas Utilities Co., 5.94s, 2001                                     14,180               14,226,369
    Toledo Edison Co., 7.875s, 2004                                       5,783                6,141,141
    TXU Eastern Funding Co., 6.15s, 2002                                  7,759                7,791,665
    Utilicorp United, Inc., 7s, 2004                                      3,499                3,555,019
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                       10,086               10,325,926
                                                                                          --------------
                                                                                          $  221,827,702
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.7%
    Coastal Corp., 6.2s, 2004                                        $   14,755           $   14,782,592
    El Paso Energy Corp., 7.625s, 2011                                   12,092               12,825,864
    Enron Corp., 7.875s, 2003                                             4,793                5,010,986
    Tennessee Gas Pipeline Co., 7.625s, 2037                              5,338                5,407,981
    Texas Gas Transmission Corp., 7.25s, 2027                             6,288                5,997,834
    Williams Gas Pipelines Central, Inc., 7.375s, 2006##                  3,759                3,917,667
                                                                                          --------------
                                                                                          $   47,942,924
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $2,469,821,678
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.8%
  Canada - 0.1%
    AT&T Canada, Inc., 0s to 2003, 9.95s, 2008 (Telecommunications)  $    2,155           $    1,850,175
    Gulf Canada Resources Ltd., 7.125s, 2011 (Oils)                       3,459                3,522,231
    Gulf Canada Resources Ltd., 8.35s, 2006 (Oils)                        3,873                4,223,274
                                                                                          --------------
                                                                                          $    9,595,680
--------------------------------------------------------------------------------------------------------
  France - 0.2%
    France Telecom SA, 6.324s, 2003 (Telecommunications)##           $    7,730           $    7,752,030
    France Telecom SA, 8.5s, 2031
      (Telecommunications)##                                              6,262                6,253,797
                                                                                          --------------
                                                                                          $   14,005,827
--------------------------------------------------------------------------------------------------------
  Mexico - 0.2%
    United Mexican States, 9.875s, 2010                              $    9,068           $    9,725,430
--------------------------------------------------------------------------------------------------------
  Netherlands - 0.1%
    Telefonica Europe BV, 7.35s, 2005 (Telecommunications)           $    8,419           $    8,766,705
--------------------------------------------------------------------------------------------------------
  Norway
    Union Bank of Norway, 7.35s, 2049 (Banks and
      Credit Cos.)##                                                 $    2,273           $    2,325,665
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    Hanson PLC, 7.875s, 2010 (Building Products)                     $   11,909           $   12,385,360
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $   56,804,667
--------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $2,483,224,495)                                             $2,526,626,345
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 1.7%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.7%
  Banks and Credit Companies
    Sovereign Bancorp, Inc. 7.5%                                         49,820           $    2,565,730
--------------------------------------------------------------------------------------------------------
  Business Services - 0.1%
    EVI, Inc., 5%                                                        70,000           $    4,060,000
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Newell Financial Trust I, 5.25%                                      80,400           $    3,145,650
--------------------------------------------------------------------------------------------------------
  Containers - 0.1%
    Owens-Illinois, Inc., 4.75%                                         278,400           $    5,080,800
--------------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Metlife Capital Trust I, 8.00%                                       30,000           $    2,835,000
    QBE Insurance Group Ltd. 8.00%##                                     55,000                3,451,250
    Lincoln National Corp. 1.85%                                        180,000                3,798,000
                                                                                          --------------
                                                                                          $   10,084,250
--------------------------------------------------------------------------------------------------------
  Oil Services - 0.1%
    Enron Corp., 7.00%                                                  110,000           $    4,031,500
--------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Apache Corp., 6.5%                                                   50,000           $    2,426,500
    Coastal Corp., 5.58%                                                 13,400                  562,800
    Coastal Corp., 6.625%                                                74,150                3,321,920
                                                                                          --------------
                                                                                          $    6,311,220
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    Cox Communications, Inc., 0.25%                                      92,000           $    4,854,840
    Cox Communications, Inc., 7.75%                                     436,500               22,588,875
    Crown Castle International Corp. 6.25%*                              30,000                  945,000
    Intermedia Communications, Inc., 7% Series D*                        73,100                1,790,950
    Intermedia Communications, Inc., 7%##*                               39,900                  977,550
    Qwest Trends Trust, 5.75%##*                                         54,700                3,316,187
    UnitedGlobalCom, Inc., "D", 7.00%                                    13,340                  221,778
                                                                                          --------------
                                                                                          $   34,695,180
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.6%
    AES Trust III, 6.75%                                                 58,800           $    4,606,980
    AES Trust VII, 6.00%##                                               16,700                1,054,709
    Calpine Capital Trust, 5.75%                                         15,000                2,842,500
    CMS Energy Corp., 8.75%                                              30,300                1,031,412
    NiSource, Inc., 7.75%                                               431,800               23,468,330
    TXU Corp., 9.25%                                                    106,600                4,978,220
                                                                                          --------------
                                                                                          $   37,982,151
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    El Paso Energy Capital Trust I, 4.75%                                40,000           $    3,240,000
    Semco Energy, Inc. 11.00%                                           118,700                1,422,026
                                                                                          --------------
                                                                                          $    4,662,026
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone
    Williams Communications Group 6.75%##                                24,000           $      588,000
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $  113,206,507
--------------------------------------------------------------------------------------------------------
Foreign Stocks
  Bermuda
    Global Crossing Ltd., 6.75% (Telecommunications)                      2,600           $      394,077
    Global Crossing Ltd., 7.00% (Telecommunications)##                    8,000                1,015,000
                                                                                          --------------
                                                                                          $    1,409,077
--------------------------------------------------------------------------------------------------------
  Canada
    Canadian National Railway Co., 5.25% (Railroads)                     40,300           $    2,164,110
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $    3,573,187
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stock (Identified Cost, $111,527,594)                         $  116,779,694
--------------------------------------------------------------------------------------------------------

Preferred Stock - 0.2%
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 0.2%
  Automotive
    Tower Automotive Capital Trust, 6.75%                                94,800           $    2,452,950
--------------------------------------------------------------------------------------------------------
  Energy - 0.1%
    Duke Energy Co. 8.25%*                                              140,000           $    3,583,160
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.1%
    CMS Energy Corp. 7.25%                                               80,000           $    2,210,000
    Dominion Resources, Inc. 9.5%                                        63,300                3,941,691
                                                                                          --------------
                                                                                          $    6,151,691
--------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $13,099,010)                                      $   12,187,801
--------------------------------------------------------------------------------------------------------

Convertible Bonds - 0.9%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
U.S. Bonds - 0.8%
  Banks & Credit Companies - 0.1%
    Providian Financial Corp., 3.25s, 2005                           $    1,000           $      958,750
    Providian Financial Corp., 0s, 2021                                   4,400                1,826,000
                                                                                          --------------
                                                                                          $    2,784,750
--------------------------------------------------------------------------------------------------------
  Computer Software - Services
    Affiliated Computer Services, Inc., 4s, 2005##                   $    1,495           $    2,395,738
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems
    Analog Devices, Inc., 4.75s, 2005##                              $    1,160           $    1,023,700
    Networks Assocs., Inc., 0s, 2018                                          9                    3,229
                                                                                          --------------
                                                                                          $    1,026,929
--------------------------------------------------------------------------------------------------------
  Conglomerates - 0.1%
    Loews Corp., 3.125s, 2007                                        $    2,700           $    2,446,875
    Tyco International Ltd., 0s, 2020##                                   3,100                2,282,375
                                                                                          --------------
                                                                                          $    4,729,250
--------------------------------------------------------------------------------------------------------
  Consumer Goods & Services
    Barnes & Noble Inc., 5.25s, 2009##                               $      720           $      727,200
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.1%
    American Tower Corp., 6.25s, 2009##                              $    1,790           $    1,830,275
    Atmel Corp., 0s, 2018                                                 2,000                1,230,000
                                                                                          --------------
                                                                                          $    3,060,275
--------------------------------------------------------------------------------------------------------
  Electronics - 0.1%
    Conexant Systems, Inc., 4.25s, 2006                              $      800           $      561,040
    SCI Systems, Inc., 3s, 2007                                           1,500                1,119,945
    Solectron Corp., 0s, 2020                                             5,700                2,396,280
                                                                                          --------------
                                                                                          $    4,077,265
--------------------------------------------------------------------------------------------------------
  Energy
    Devon Energy Corp., 0s, 2020##                                   $    3,300           $    1,601,160
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##            $    3,000           $    3,003,750
    Elan Finance Corp. Ltd., 0s, 2018##                                   6,000                4,725,000
                                                                                          --------------
                                                                                          $    7,728,750
--------------------------------------------------------------------------------------------------------
  Food & Beverage Products
    Fleming Cos. Inc., 5.25s, 2009##                                 $    1,000           $    1,056,250
--------------------------------------------------------------------------------------------------------
  Internet
    America Online, Inc., 0s, 2019                                   $    3,500           $    1,814,750
--------------------------------------------------------------------------------------------------------
  Manufacturing
    SPX Corporation, 0s, 2021##                                      $    1,950           $    1,096,017
--------------------------------------------------------------------------------------------------------
  Medical & Health Technology & Services
    Aviron, 5.25s, 2008                                              $    3,000           $    2,745,630
--------------------------------------------------------------------------------------------------------
  Oil Services
    Global Marine, Inc., 0s, 2020                                    $    2,000           $    1,017,500
--------------------------------------------------------------------------------------------------------
  Oils - 0.1%
    Diamond Offshore Drilling, Inc., 0s, 2020##                      $    4,000           $    2,045,000
    Transocean Sedco Forex, Inc., 0s, 2020                                1,700                  996,625
                                                                                          --------------
                                                                                          $    3,041,625
--------------------------------------------------------------------------------------------------------
  Printing & Publishing
    Tribune Co., 0s, 2029                                            $       20           $    2,052,400
--------------------------------------------------------------------------------------------------------
  Retail
    Anntaylor Stores Corp., 0s, 2019##                               $    4,000           $    1,970,000
--------------------------------------------------------------------------------------------------------
  Telecommunications - 0.2%
    Cienna Corp., 3.75s, 2008                                        $    2,000           $    1,523,400
    Cox Communications, Inc., 0s, 2020                                    6,500                2,633,995
    Echostar Communications, 4.875s, 2007                                 1,415                1,257,227
    Echostar Communications, 4.875s, 2007##                               1,990                1,776,075
    Liberty Media Corp., 3.5s, 2031##                                     4,000                2,985,000
    Liberty Media Corp., 4s, 2029##                                       1,160                  751,100
                                                                                          --------------
                                                                                          $   10,926,797
--------------------------------------------------------------------------------------------------------
  Telecommunications & Cable
    Comcast Corp., 2s, 2029                                          $       28           $    1,140,132
--------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $   54,992,418
--------------------------------------------------------------------------------------------------------
Foreign Bonds - 0.1%
  Canada
    Four Seasons Hotels, Inc., 0s, 2029 (Restaurants and Lodging)    $    4,982           $    1,573,714
--------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.1%
    Hutchison Whampo (Conglomerates), 2s, 2004##                     $    4,000           $    3,820,000
--------------------------------------------------------------------------------------------------------
  Singapore
    Chartered Semiconductor Mfg (Electronics), 2.5s, 2006            $    2,000           $    2,000,000
--------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $    7,393,714
--------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $64,765,385)                                    $   62,386,132
--------------------------------------------------------------------------------------------------------

Rights - 0.1%
--------------------------------------------------------------------------------------------------------
                                                                       SHARES
--------------------------------------------------------------------------------------------------------
    CVS Corp. (Identified Cost, $4,019,248)                              58,100           $    5,519,500
--------------------------------------------------------------------------------------------------------

Short-Term Obligations - 3.8%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    American General Corp., due 4/02/01                              $      258           $      257,961
    AT&T Corp., due 4/06/01                                               3,947                3,944,133
    Barton Capital Corp., due 4/02/01 - 4/06/01                          95,069               95,027,668
    Citicorp, due 4/02/01                                                 1,236                1,235,814
    General Electric Capital Corp., due 4/02/01                           2,064                2,063,692
    Goldman Sachs Group LP, due 4/02/01                                     429                  428,935
    Morgan Stanley Dean Witter, due 4/05/01                              50,000               49,972,222
    New Center Asset Trust, due 4/02/01                                 100,258              100,242,961
    Prudential Funding Corp., due 4/02/01                                   612                  611,909
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $  253,785,295
--------------------------------------------------------------------------------------------------------

Repurchase Agreement
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
ISSUER                                                          (000 OMITTED)                 VALUE
--------------------------------------------------------------------------------------------------------
Merrill Lynch, dated 3/30/01, due 4/02/01, total to be
received $235,000 (secured by various U.S. Treasury and
Federal Agency obligations in a jointly traded
account), at Cost                                                    $      235           $      235,000
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $6,215,180,726)                                       $6,628,831,456

Other Assets, Less Liabilities - 2.0%                                                        137,080,102
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $6,765,911,558
--------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.
   4(2) paper.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
MARCH 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $6,215,180,726)        $6,628,831,456
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     61,815,384
  Cash                                                                      126
  Foreign currency, at value (identified cost, $294)                        306
  Receivable for fund shares sold                                   172,597,421
  Receivable for investments sold                                    56,771,641
  Interest and dividends receivable                                  41,960,905
  Other assets                                                           93,651
                                                                 --------------
      Total assets                                               $6,962,070,890
                                                                 --------------
Liabilities:
  Distributions payable                                          $    1,794,666
  Payable for fund shares reacquired                                 54,498,283
  Payable for investments purchased                                  76,029,193
  Collateral for securities loaned, at value                         61,815,384
  Payable to affiliates -
    Management fee                                                      184,957
    Shareholder servicing agent fee                                      36,415
    Distribution and service fee                                        221,603
    Administrative fee                                                    3,767
  Accrued expenses and other liabilities                              1,575,064
                                                                 --------------
      Total liabilities                                          $  196,159,332
                                                                 --------------
Net assets                                                       $6,765,911,558
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $6,201,468,376
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies                 413,607,556
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                   153,119,334
  Accumulated distributions in excess of net investment
    income                                                           (2,283,708)
                                                                 --------------
      Total                                                      $6,765,911,558
                                                                 ==============
Shares of beneficial interest outstanding                          455,771,540
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $3,870,340,350 / 260,761,359 shares of
     beneficial interest outstanding)                                $14.84
                                                                     ======
  Offering price per share (100 / 95.25 of net asset
    value per share)                                                 $15.58
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $2,105,174,416 / 141,878,666 shares of
     beneficial interest outstanding)                                $14.84
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $587,896,509 / 39,486,291 shares of
     beneficial interest outstanding)                                $14.89
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $202,500,283 / 13,645,224 shares of
     beneficial interest outstanding)                                $14.84
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2001
-------------------------------------------------------------------------------

Net investment income:
  Income -
    Interest                                                     $   92,022,484
    Dividends                                                        37,987,666
    Foreign taxes withheld                                             (409,980)
                                                                 --------------
      Total investment income                                    $  129,600,170
                                                                 --------------
  Expenses -
    Management fee                                               $   10,795,259
    Trustees' compensation                                               81,839
    Shareholder servicing agent fee                                   3,199,094
    Distribution and service fee (Class A)                            6,535,481
    Distribution and service fee (Class B)                           10,337,024
    Distribution and service fee (Class C)                            2,680,157
    Administrative fee                                                  237,193
    Custodian fee                                                       808,216
    Printing                                                            128,340
    Postage                                                             226,850
    Auditing fees                                                        21,346
    Legal fees                                                            3,709
    Miscellaneous                                                     1,569,384
                                                                 --------------
      Total expenses                                             $   36,623,892
    Fees paid indirectly                                               (599,723)
                                                                 --------------
      Net expenses                                               $   36,024,169
                                                                 --------------
        Net investment income                                    $   93,576,001
                                                                 --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $  215,700,978
    Foreign currency transactions                                      (154,881)
                                                                 --------------
      Net realized gain on investments and foreign currency
        transactions                                             $  215,546,097
                                                                 --------------
  Change in unrealized depreciation -
    Investments                                                  $ (139,214,831)
    Translation of assets and liabilities in foreign currencies          (6,566)
                                                                 --------------
      Net unrealized loss on investments and foreign
        currency translation                                     $ (139,221,397)
                                                                 --------------
        Net realized and unrealized gain on investments
          and foreign currency                                   $   76,324,700
                                                                 --------------
          Increase in net assets from operations                 $  169,900,701
                                                                 ==============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                             MARCH 31, 2001             SEPTEMBER 30, 2000
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                      $   93,576,001                 $  188,314,995
  Net realized gain on investments and foreign currency
    transactions                                                215,546,097                    179,595,624
  Net unrealized gain (loss) on investments and foreign
    currency translation                                       (139,221,397)                   442,480,894
                                                             --------------                 --------------
      Increase in net assets from operations                 $  169,900,701                 $  810,391,513
                                                             --------------                 --------------
Distributions declared to shareholders -
  From net investment income (Class A)                       $  (59,180,561)                $ (116,270,542)
  From net investment income (Class B)                          (26,050,701)                   (54,038,292)
  From net investment income (Class C)                           (6,715,897)                   (12,844,370)
  From net investment income (Class I)                           (1,060,269)                    (1,709,284)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (130,671,630)                  (236,088,862)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (73,604,931)                  (141,602,847)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (18,394,933)                   (32,927,178)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (2,069,610)                    (3,092,028)
                                                             --------------                 --------------
      Total distributions declared to shareholders           $ (317,748,532)                $ (598,573,403)
                                                             --------------                 --------------
Net increase (decrease) in net assets from fund
  share transactions                                         $  780,849,745                 $ (551,332,005)
                                                             --------------                 --------------
      Total increase (decrease) in net assets                $  633,001,914                 $ (339,513,895)
Net assets:
  At beginning of period                                      6,132,909,644                  6,472,423,539
                                                             --------------                 --------------
  At end of period (including accumulated distributions
    in excess of net investment income of $2,283,708 and
    $2,852,281, respectively)                                $6,765,911,558                 $6,132,909,644
                                                             ==============                 ==============
See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED        ----------------------------------------------------------
                                              MARCH 31, 2001            2000          1999        1998        1997        1996
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                 $15.19          $14.57        $16.06      $16.92      $15.03      $14.46
                                                      ------          ------        ------      ------      ------      ------
Income from investment operations# -
  Net investment income                                $0.24          $ 0.48        $ 0.53      $ 0.57      $ 0.60      $ 0.64
  Net realized and unrealized gain on investments
    and foreign currency transactions                   0.20            1.55          0.56        0.53        2.94        1.21
                                                      ------          ------        ------      ------      ------      ------
      Total from investment operations                $ 0.44          $ 2.03        $ 1.09      $ 1.10      $ 3.54      $ 1.85
                                                      ------          ------        ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                          $(0.24)         $(0.47)       $(0.51)     $(0.58)     $(0.59)     $(0.62)
  From net realized gain on investments and
    foreign currency transactions                      (0.55)          (0.94)        (2.07)      (1.37)      (1.06)      (0.66)
  In excess of net realized gain on investments
    and foreign currency transactions                   --              --            --         (0.01)       --          --
                                                      ------          ------        ------      ------      ------      ------
      Total distributions declared to
        shareholders                                  $(0.79)         $(1.41)       $(2.58)     $(1.96)     $(1.65)     $(1.28)
                                                      ------          ------        ------      ------      ------      ------
Net asset value - end of period                       $14.84          $15.19        $14.57      $16.06      $16.92      $15.03
                                                      ======          ======        ======      ======      ======      ======
Total return(+)                                         2.96%++        15.06%         7.06%       6.98%      25.27%      13.50%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            0.89          %+0.90%         0.89%       0.90%       0.93%       0.91%
  Net investment income                                 3.19          %+3.36%         3.45%       3.44%       3.84%       4.35%
Portfolio turnover                                        49%            112%          151%        126%        143%        140%
Net assets at end of period (000,000 Omitted)         $3,870          $3,570        $3,699      $3,503      $3,199      $2,568

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED        ----------------------------------------------------------
                                              MARCH 31, 2001            2000          1999        1998        1997        1996
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $15.18          $14.57        $16.05      $16.92      $15.02      $14.46
                                                      ------          ------        ------      ------      ------      ------
Income from investment operations# -
  Net investment income                               $ 0.19          $ 0.39        $ 0.43      $ 0.46      $ 0.50      $ 0.52
  Net realized and unrealized gain on investments
    and foreign currency transactions                   0.21            1.54          0.58        0.53        2.95        1.21
                                                      ------          ------        ------      ------      ------      ------
      Total from investment operations                $ 0.40          $ 1.93        $ 1.01      $ 0.99      $ 3.45      $ 1.73
                                                      ------          ------        ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                          $(0.19)         $(0.38)       $(0.42)     $(0.48)     $(0.49)     $(0.51)
  From net realized gain on investments and
    foreign currency transactions                      (0.55)          (0.94)        (2.07)      (1.37)      (1.06)      (0.66)
  In excess of net realized gain on investments
    and foreign currency transactions                   --              --            --         (0.01)       --          --
                                                      ------          ------        ------      ------      ------      ------
      Total distributions declared to
        shareholders                                  $(0.74)         $(1.32)       $(2.49)     $(1.86)     $(1.55)     $(1.17)
                                                      ------          ------        ------      ------      ------      ------
Net asset value - end of period                       $14.84          $15.18        $14.57      $16.05      $16.92      $15.02
                                                      ======          ======        ======      ======      ======      ======
Total return                                            2.71%++        14.24%         6.43%       6.22%      24.51%      12.49%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.54%+          1.54%         1.54%       1.55%       1.60%       1.67%
  Net investment income                                 2.55%+          2.71%         2.80%       2.80%       3.17%       3.56%
Portfolio turnover                                        49%            112%          151%        126%        143%        140%
Net assets at end of period (000,000 Omitted)         $2,105          $2,014        $2,217      $1,984      $1,707      $1,284

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                                            SIX MONTHS ENDED        ----------------------------------------------------------
                                              MARCH 31, 2001            2000          1999        1998        1997        1996
                                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $15.23          $14.61        $16.10      $16.96      $15.06      $14.49
                                                      ------          ------        ------      ------      ------      ------
Income from investment operations# -
  Net investment income                               $ 0.19          $ 0.39        $ 0.43      $ 0.46      $ 0.50      $ 0.53
  Net realized and unrealized gain on investments
    and foreign currency transactions                   0.21            1.55          0.57        0.53        2.95        1.22
                                                      ------          ------        ------      ------      ------      ------
      Total from investment operations                $ 0.40          $ 1.94        $ 1.00      $ 0.99      $ 3.45      $ 1.75
                                                      ------          ------        ------      ------      ------      ------
Less distributions declared to shareholders -
  From net investment income                          $(0.19)         $(0.38)       $(0.42)     $(0.47)     $(0.49)     $(0.52)
  From net realized gain on investments and
    foreign currency transactions                      (0.55)          (0.94)        (2.07)      (1.37)      (1.06)      (0.66)
  In excess of net realized gain on investments
    and foreign currency transactions                   --              --            --         (0.01)       --          --
                                                      ------          ------        ------      ------      ------      ------
      Total distributions declared to
        shareholders                                  $(0.74)         $(1.32)       $(2.49)     $(1.85)     $(1.55)     $(1.18)
                                                      ------          ------        ------      ------      ------      ------
Net asset value - end of period                       $14.89          $15.23        $14.61      $16.10      $16.96      $15.06
                                                      ======          ======        ======      ======      ======      ======
Total return                                            2.69%++        14.27%         6.41%       6.27%      24.39%      12.67%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                            1.54%+          1.54%         1.54%       1.55%       1.60%       1.63%
  Net investment income                                 2.54%+          2.70%         2.80%       2.80%       3.16%       3.67%
Portfolio turnover                                        49%            112%          151%        126%        143%        140%
Net assets at end of period (000,000 Omitted)           $588            $497          $508        $336        $190         $83

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain directed brokerage and expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED SEPTEMBER 30,                 PERIOD ENDED
                                       SIX MONTHS ENDED       ------------------------------------------       SEPTEMBER 30,
                                         MARCH 31, 2001          2000            1999            1998               1997*
                                            (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $15.19           $14.57          $16.06          $16.92              $14.70
                                                 ------           ------          ------          ------              ------
Income from investment operations# -
  Net investment income                           $0.20           $ 0.53          $ 0.58          $ 0.63              $ 0.48
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                   0.27             1.55            0.57            0.53                2.23
                                                 ------           ------          ------          ------              ------
      Total from investment operations           $ 0.47           $ 2.08          $ 1.15          $ 1.16              $ 2.71
                                                 ------           ------          ------          ------              ------
Less distributions declared to
  shareholders -
  From net investment income                     $(0.27)          $(0.52)         $(0.57)         $(0.64)             $(0.49)
  From net realized gain on investments and
    foreign currency transactions                 (0.55)           (0.94)          (2.07)          (1.37)               --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   --               --              --             (0.01)               --
                                                 ------           ------          ------          ------              ------
      Total distributions declared to
        shareholders                             $(0.82)          $(1.46)         $(2.64)         $(2.02)             $(0.49)
                                                 ------           ------          ------          ------              ------
Net asset value - end of period                  $14.84           $15.19          $14.57          $16.06              $16.92
                                                 ======           ======          ======          ======              ======
Total return                                       3.14%++         15.46%           7.43%           7.35%              18.69%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                       0.54%+           0.55%           0.54%           0.55%               0.60%+
  Net investment income                            3.55%+           3.71%           3.84%           3.79%               4.16%+
Portfolio turnover                                   49%             112%            151%            126%                143%
Net assets at end of period
 (000,000 Omitted)                                 $203              $51             $48             $17                 $16

 * For the period from the inception of Class I shares, January 2, 1997, through September 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expenses reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Total Return Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At March 31, 2001, the value of securities loaned was $59,182,926. These loans were collateralized by U.S. Treasury securities of $6,721 and cash of $61,815,384 which was invested in the following short-term obligations:

                                                  PRINCIPAL    AMORTIZED COST
                                                     AMOUNT         AND VALUE
-----------------------------------------------------------------------------
Salomon Smith Barney, Inc. 2002                 $61,815,384       $61,815,384

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the fund will begin amortizing premiums on debt securities effective October 1, 2001. Prior to this date, the fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the fund. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $596,755 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $2,968 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

BASED ON AVERAGE NET ASSETS                BASED ON GROSS INCOME
-----------------------------------------  ------------------------------------
First $200 million                0.250%   First $14 million              3.57%
In excess of $200 million         0.212%   In excess of $14 million       3.04%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $44,889 for the six months ended March 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $601,020 for the six months ended March 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $257,152 for the six months ended March 31, 2001. Fees incurred under the distribution plan during the six months ended March 31, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $47,123 and $6,674 for Class B and Class C shares, respectively, for the six months ended March 31, 2001. Fees incurred under the distribution plan during the six months ended March 31, 2001, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended March 31, 2001, were $27,869, $1,041,373, and $20,866 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
------------------------------------------------------------------------------
U.S. government securities                     $  915,396,529   $  957,640,649
                                               --------------   --------------
Investments (non-U.S. government securities)   $2,458,192,667   $2,072,369,810
                                               --------------   --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $6,215,180,726
                                                               --------------
Gross unrealized appreciation                                  $  567,906,207
Gross unrealized depreciation                                    (154,255,477)
                                                               --------------
    Net unrealized appreciation                                $  413,650,730
                                                               ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                              SIX MONTHS ENDED MARCH 31, 2001            YEAR ENDED SEPTEMBER 30, 2000
                                            ---------------------------------       ----------------------------------
                                                 SHARES                AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                  80,732,049       $ 1,218,729,728         93,955,325       $ 1,331,798,426
Shares issued to shareholders in
  reinvestment of distributions              11,205,161           166,973,842         22,064,256           308,357,353
Shares reacquired                           (66,255,616)         (999,465,186)      (134,782,749)       (1,898,852,252)
                                            -----------       ---------------       ------------       ----------------
    Net increase (decrease)                  25,681,594       $   386,238,384        (18,763,168)      $  (258,696,473)
                                            ===========       ===============       ============       ===============

Class B shares
                                              SIX MONTHS ENDED MARCH 31, 2001            YEAR ENDED SEPTEMBER 30, 2000
                                            ---------------------------------       ----------------------------------
                                                 SHARES                AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                  18,306,348       $   276,860,217         17,621,933       $   250,155,798
Shares issued to shareholders in
  reinvestment of distributions               6,177,965            91,906,452         12,883,446           179,778,090
Shares reacquired                           (15,261,506)         (230,637,487)       (50,025,254)         (696,003,696)
                                            -----------       ---------------       ------------       ----------------
    Net increase (decrease)                   9,222,807       $   138,129,182        (19,519,875)      $  (266,069,808)
                                            ===========       ===============       ============       ===============

Class C shares
                                              SIX MONTHS ENDED MARCH 31, 2001            YEAR ENDED SEPTEMBER 30, 2000
                                            ---------------------------------       ----------------------------------
                                                 SHARES                AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                   8,182,257       $   124,411,937          7,034,780       $   100,045,652
Shares issued to shareholders in
  reinvestment of distributions               1,540,025            22,989,076          2,934,602            41,083,330
Shares reacquired                            (2,884,942)          (43,800,414)       (12,081,436)         (168,996,210)
                                            -----------       ---------------       ------------       ----------------
    Net increase (decrease)                   6,837,340       $   103,600,599         (2,112,054)      $   (27,867,228)
                                            ===========       ===============       ============       ===============

Class I shares
                                              SIX MONTHS ENDED MARCH 31, 2001            YEAR ENDED SEPTEMBER 30, 2000
                                            ---------------------------------       ----------------------------------
                                                 SHARES                AMOUNT             SHARES                AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold                                  10,350,174       $   154,021,109          1,895,714         $  26,863,733
Shares issued to shareholders in
  reinvestment of distributions                 209,831             3,129,107            342,694             4,796,606
Shares reacquired                              (283,228)           (4,268,636)        (2,165,175)          (30,358,835)
                                            -----------       ---------------       ------------       ----------------
    Net increase                             10,276,777       $   152,881,580             73,233          $  1,301,504
                                            ===========       ===============       ============       ===============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended March 31, 2001, was $30,478. The fund had no borrowings during the period.

(7) Restricted Securities
The fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At March 31, 2001, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.06% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                DATE OF         PAR
DESCRIPTION                 ACQUISITION       AMOUNT         COST        VALUE
------------------------------------------------------------------------------
Merrill Lynch Mortgage
  Investors, Inc.,
  8.456s, 2022                June 1994    4,000,000   $2,772,500   $4,080,000

MFS(R) Total Return Fund

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                                     CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   INVESTOR INFORMATION
Administration                                           For information on MFS mutual funds, call your
                                                         investment professional or, for an information
Charles W. Schmidt+ - Private Investor                   kit, call toll free: 1-800-637-2929 any
                                                         business day from 9 a.m. to 5 p.m. Eastern time
Arnold D. Scott* - Senior Executive Vice                 (or leave a message anytime).
President, Director, and Secretary, MFS
Investment Management                                    INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief                  P.O. Box 2281
Executive Officer, MFS Investment Management             Boston, MA 02107-9906

Elaine R. Smith+ - Independent Consultant                For general information, call toll free:
                                                         1-800-225-2606 any business day from
David B. Stone+ - Chairman, North American               8 a.m. to 8 p.m. Eastern time.
Management Corp. (investment adviser)
                                                         For service to speech- or hearing-impaired
INVESTMENT ADVISER                                       individuals call toll free: 1-800-637-6576 any
Massachusetts Financial Services Company                 business day from 9 a.m. to 5 p.m. Eastern
500 Boylston Street                                      time. (To use this service, your phone must be
Boston, MA 02116-3741                                    equipped with a Telecommunications Device for
                                                         the Deaf.)
DISTRIBUTOR
MFS Fund Distributors, Inc.                              For share prices, account balances, exchanges,
500 Boylston Street                                      or stock and bond outlooks, call toll free:
Boston, MA 02116-3741                                    1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                       WORLD WIDE WEB
                                                         www.mfs.com
LEAD PORTFOLIO MANAGER
David M. Calabro*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) TOTAL RETURN FUND                                       -------------
                                                                 PRSRT STD
[logo] M F S (R)                                               U. S. Postage
INVESTMENT MANAGEMENT                                               Paid
                                                                    MFS
500 Boylston Street                                            -------------
Boston,MA 02116-3741



(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                                 MTR-3 5/01 401M 15/215/315/815